UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2009

SMITHFIELD FOODS, INC.

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On May 13, 2009, C. Larry Pope, President and Chief Executive Officer of Smithfield Foods, Inc. (the “Company”), will make a presentation discussing the Company at the BMO Capital Markets Agriculture, Protein & Fertilizer Conference in New York, New York.  The presentation, which will be webcast, is scheduled to begin at 9:45 a.m., U.S. Eastern time.  The slides to be used in the presentation are furnished hereto as Exhibit 99.1.

On May 14, 2009, Robert W. Manly, IV, Executive Vice President and Chief Financial Officer of the Company, will also use the slides, except for the title slide, to make the same presentation at the Davenport & Company LLC Institutional Investors Conference in New York, New York. The presentation, which will also be webcast, is scheduled to begin at 10:10 a.m., U.S. Eastern time.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Slides to be used in the Company’s presentation at the BMO Capital Markets Agriculture, Protein & Fertilizer Conference in New York, New York on May 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: May 13, 2009	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Slides to be used in the Company’s presentation at the BMO Capital Markets Agriculture, Protein & Fertilizer Conference in New York, New York on May 13, 2009.